UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2025 (February 11, 2025)

Hexcel Corporation
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-8472	94-1109521
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Stamford Plaza 281 Tresser Boulevard Stamford, Connecticut		06901-3238
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (203) 969-0666

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	HXL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 – Other Events

Item 8.01   Other Events.

On February 11, 2025, Hexcel Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC acting as representatives of the several underwriters named therein (collectively the “Underwriters”), relating to the Company’s offering of $300,000,000 aggregate principal amount of its unsecured 5.875% Senior Notes due 2035 (the “Notes”) in a registered public offering.  The Company intends to use the net proceeds from the sale of the Notes to (i) fund the redemption of the Company’s outstanding unsecured 4.700% Senior Notes due 2025 (the “2025 Notes”), of which $300,000,000 was outstanding as of the date hereof and (ii) pay fees and expenses in respect of the foregoing.

The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3ASR (Registration No. 333-278173), filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 22, 2024.

The Notes are being issued under the base indenture, dated as of August 3, 2015, as supplemented by a supplemental indenture relating to the Notes, to be dated on or about February 26, 2025, in each case between the Company and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee.  The Company expects the offering of the Notes to close on February 26, 2025, subject to customary closing conditions.

Pursuant to the Underwriting Agreement, the Company agreed to sell the Notes to the Underwriters and the Underwriters agreed to purchase the Notes for resale to the public.  The Underwriting Agreement includes customary representations, warranties and covenants by the Company.  The Underwriting Agreement also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on February 11, 2025, the Company issued a press release announcing the pricing of the Notes, which press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on February 11, 2025, the Company elected to redeem all $300,000,000 aggregate principal amount of the outstanding 2025 Notes (the “Redemption”).  The 2025 Notes will be redeemed on March 14, 2025 (the “Redemption Date”).  The Redemption is subject to the consummation, on or prior to the Redemption Date, of the Notes offering.  The Company has instructed U.S. Bank Trust Company, National Association, as successor to U.S. Bank National Association, as the trustee for the 2025 Notes (the “Trustee”), to distribute a notice of redemption to all registered holders of the 2025 Notes on February 12, 2025.  Copies of such notice of redemption and additional information relating to the procedure for redemption of the 2025 Notes may be obtained from the Trustee.

Section 9 – Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1
Underwriting Agreement, dated February 11, 2025, by and among the Company and BofA Securities, Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters listed on Schedule A thereto

99.1	Hexcel Corporation Press Release, dated February 11, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable.  These statements also relate to future prospects, developments and business strategies.  These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “seek,” “target,” “would,” “will” and similar terms and phrases, including references to assumptions.  Such statements are based on current expectations, are inherently uncertain and are subject to changing assumptions.  No assurance can be given that any commitment, plan, initiative, projection, goal, expectation, or prospect set forth in this Current Report on Form 8-K can or will be achieved.  Inclusion of information in this Current Report on Form 8-K is not an indication that the subject or information is material to our business or operating results.

Such forward-looking statements include, but are not limited to:  (a) the estimates and expectations based on aircraft production rates provided by Airbus, Boeing and others and the revenues we may generate from an aircraft model or program; (b) expectations with regard to the impact of regulatory activity related to the Boeing 737 MAX on our revenues; (c) expectations with regard to raw material cost and availability; (d) expectations of composite content on new commercial aircraft programs and our share of those requirements; (e) expectations regarding revenues from space and defense applications, including whether certain programs might be curtailed or discontinued; (f) expectations regarding sales for industrial applications; (g) expectations regarding cash generation, working capital trends, and inventory levels; (h) expectations as to the level of capital expenditures, capacity, including the timing of completion of capacity expansions, and qualification of new products; (i) expectations regarding our ability to improve or maintain margins; (j) expectations regarding our ability to attract, motivate, and retain the workforce necessary to execute our business strategy; (k) projections regarding our tax rate; (l) expectations with regard to the continued impact of macroeconomic factors or geopolitical issues or conflicts; (m) expectations regarding our strategic initiatives, including our sustainability goals; (n) expectations with regard to the effectiveness of cybersecurity measures; (o) expectations regarding the outcome of legal matters or the impact of changes in laws or regulations; and (p) our expectations of financial results for 2025 and beyond.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control, that may cause actual results to be materially different.  Such factors include, but are not limited to, the following:  the extent of the impact of macroeconomic factors or geopolitical issues or conflicts; reductions in sales to any significant customers, particularly Airbus or Boeing, including related to regulatory activity or public scrutiny impacting the Boeing 737 MAX; our ability to effectively adjust production and inventory levels to align with customer demand; our ability to effectively motivate, retain and hire the necessary workforce; the availability and cost of raw materials, including the impact of supply disruptions and inflation; our ability to successfully implement or realize our strategic initiatives, including our sustainability goals and any restructuring or alignment activities in which we may engage; changes in sales mix; changes in current pricing due to cost levels; changes in aerospace delivery rates; changes in government defense procurement budgets; timely new product development or introduction; our ability to install, staff and qualify necessary capacity or complete capacity expansions to meet customer demand; cybersecurity-related risks, including the potential impact of breaches or intrusions; currency exchange rate fluctuations; changes in political, social and economic conditions, including the effect of change in global trade policies, tariff rates, economic sanctions and embargoes; work stoppages or other labor disruptions; our ability to successfully complete any strategic acquisitions, investments or dispositions; compliance with environmental, health, safety and other related laws and regulations, including those related to climate change; the effects of natural disasters or other severe weather events, which may be worsened by the impact of climate change, and other severe catastrophic events, including any public health crisis; and the unexpected outcome of legal matters or impact of changes in laws or regulations.

Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual results of operations and could cause actual results to differ materially from those expressed in the forward-looking statements.  As a result, the foregoing factors should not be construed as exhaustive and should be read together with other cautionary statements included in this and other reports we file with the SEC.  For additional information regarding certain factors that may cause our actual results to differ from those expected or anticipated, see the information under the caption “Risk Factors,” which is located in Item 1A of Part I of our Annual Report on Form 10-K for the year ended December 31, 2024.  We do not undertake any obligation to update our forward-looking statements or risk factors to reflect future events or circumstances, except as otherwise required by law.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXCEL CORPORATION

February 12, 2025	/s/ Gail E. Lehman
Gail E. Lehman
Executive Vice President, Chief Legal and Sustainability Officer